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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): November 8, 2001

SYNAVANT INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-30822 (Commission File No.)	22-2940965 (IRS Employer Identification No.)

3445 Peachtree Road
Suite 1400
Atlanta, Georgia 30326
(Address of principal executive offices, including zip code)

(404) 841-4000
(Registrant's telephone number, including area code)

None.
(Former name or Former Address if
Changed Since Last Report)

ITEM 5. OTHER EVENTS.

    On November 8, 2001, SYNAVANT Inc. (the "Company") announced the resignation of Craig S. Kussman as Executive Vice President, Chief Financial Officer and Chief Administrative Officer.

    The Company issued a press release on November 8, 2001 announcing the resignation of Mr. Kussman. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  EXHIBITS

    99.1  Press Release dated November 8, 2001.

SIGNATURE

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAVANT INC.
Date: November 8, 2001	/s/ WAYNE P. YETTER Wayne P. Yetter Chief Executive Officer

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  ITEM 5. OTHER EVENTS.
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURE